REAL GOODS TRADING CORPORATION
                        A CALIFORNIA CORPORATION
                       REGISTRATION RIGHTS AGREEMENT

     This REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of June 18, 1997 by and between REAL GOODS
TRADING CORPORATION, a California corporation (the "Company") and
John Schaeffer (the "Holder").

     In consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

                                ARTICLE I
                               DEFINITIONS

     1. DEFINITIONS. For purposes of this Agreement, the following terms shall have the following meanings:

     1.1 ACT: The Securities Act of 1933, as amended, or any other statute in effect from time to time corresponding to such act.

     1.2 HOLDER: John Schaeffer or any other holder of Registrable Securities to whom registration rights have been transferred in compliance with paragraph 8.2 hereof.

     1.3 PERSON: An individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

     1.4 PROSPECTUS: The prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

     1.5 REGISTER, REGISTERED, AND REGISTRATION: A registration effected by preparing and filing a Registration Statement in compliance with the Act and the declaration or ordering of effectiveness of such Registration Statement by the SEC.

     1.6 REGISTRABLE SECURITIES: All Shares issued or issuable to the Holder (and his transferees); provided that a security ceases to be a Registrable Security when it is transferred other than pursuant hereto or if it is no longer a Restricted Security. A security is a Restricted Security unless and until

           1.6.1 it has been effectively registered under the Act and may be disposed of in accordance with the Registration
Statement covering it, except for such registrations withdrawn pursuant hereto; or

           1.6.2 all of the Shares owned by Holder may be distributed to the public pursuant to Rule 144 (or any similar provision then in force) under the Act within the succeeding six
(6) months without regard to the volume of trading in the Company's securities.

     1.7 REGISTRATION STATEMENT: Any registration statement of the Company which covers Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, post-effective amendments, and all exhibits and all material incorporated by reference in such Registration Statement.

     1.8 SEC: The Securities and Exchange Commission or any other agency assuming or succeeding to the responsibilities thereof in connection with the registration of securities.

     1.9  SHARES:  Shares of capital stock of the Company.

                                ARTICLE II
                           COMPANY REGISTRATION

     2.1 COMPANY REGISTRATION. Subject to Article IV hereof, if at any time after the date of this Agreement the Company determines to register, either for its own account or the account of any security holder or holders, any of its capital stock on a form that would also permit the registration of Registrable Securities (expressly excluding any public offering relating solely to Form S-8 for employee benefit plans or Form S-4 for certain business combinations, or their successor forms, or any form that does not permit secondary offerings) the Company shall, each such time, promptly give Holder written notice of such determination. Upon the written request of Holder to participate, with such request given within ten (10) days after mailing of any such notice by the Company, the Company shall use its best efforts to include in such registration (and any related qualification under blue sky laws, and in any underwriting) all of the Registrable Securities that Holder has requested be registered, subject to the provisions of Section 8.1 of this Agreement. The Company may withdraw any registration pursuant to this Article II at any time prior to the effectiveness of the Registration Statement whether or not Holder has elected to participate. Holder shall be entitled to participate in two registrations pursuant to this Article II. Any registration withdrawn by the Company before closing shall not be counted as one of the two (2) registrations allowed the Holder hereunder.

     2.2  COMPANY'S NOTICE.   For each Company registration
pursuant to Section 2.1, the Company shall state in a written notice to Holder those jurisdictions in which the Company intends to attempt to qualify such securities under applicable blue sky laws. The Company may withdraw any registration pursuant to this
Article II at any time prior to the effectiveness of the Registration Statement whether or not Holder has elected to participate. Subject to the provisions of Article VIII hereof, Holder may participate in an unlimited number of registrations pursuant to this Article II.

                                ARTICLE III
                        OBLIGATIONS OF THE COMPANY

     3.1  OBLIGATIONS OF THE COMPANY.  Whenever required under
Article II to use its best efforts to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible, do the following:

          3.1.1 Prepare and file with the SEC a Registration Statement with respect to such Registrable Securities as promptly as possible and use all reasonable efforts to cause such Registration Statement to become and remain effective until Holder has completed the distribution described in the Registration Statement or at such time as Holder's Shares are no longer Registrable Securities.

          3.1.2 Use all reasonable efforts to prepare and file with the SEC such amendments (including post-effective amendments) and supplements to such Registration Statement and the Prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement, subject to a Waiting Period (as defined in Section 8.2.2 hereof), if applicable;

          3.1.3 Keep Holder advised as to the progress of the registration and offering, and furnish to Holder, at any time and from time to time, such numbers of copies of a Prospectus, including a preliminary prospectus, amendments or supplements, in conformity with the requirements of the Act, and such other documents as any of them from time to time may reasonably request in order to facilitate the disposition of Registrable Securities owned by Holder;

          3.1.4     Subject to a Waiting Period (as defined in
          Section 8.2.2 hereof), if applicable, notify Holder of the happening of any event which might cause the Prospectus included in such Registration Statement, as then in effect, to include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at the request of Holder, prepare and furnish to Holder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances than Existing;

          3.1.5     Cause all such Registrable Securities
          registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed;

          3.1.6 Provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration statement and a CUSIP number of all such Registrable Securities, in each case not later than the effective date of such registration; and

          3.1.7 Use its best efforts to register and qualify the securities covered by such Registration Statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably appropriate for the distribution of the securities covered by the Registration Statement, provided that the Company shall not be required to register or qualify the securities in any jurisdiction where the Company, in connection with such registration or qualification or as a condition thereto, is required to qualify to do business or to file a general consent to service of process (unless the Company is already subject to service in such jurisdiction and except as required by the Act), and further provided that (anything in this Agreement to the contrary notwithstanding with respect to the bearing of expenses) if any jurisdiction in which the securities shall be qualified shall require that expenses incurred in connection with the qualification of the securities in that jurisdiction be borne by selling shareholders, then such expenses shall be payable by the Holder to the extent required by such jurisdiction.

     3.2 FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement that Holder furnish to the Company such information regarding such person, the Registrable Securities held by such person, and the intended method of disposition of such securities as the Company shall reasonably request and as shall be required in connection with the action to be taken by the Company.

     3.3 EXPENSES OF REGISTRATION. All expenses incurred in connection with any registration effected hereunder (excluding underwriters' discounts and commissions and stock transfer taxes),including, without limitation, all registration and qualification fees (other than the SEC registration fee) and printing, legal and accounting fees and costs, shall be borne by the Company.

                                ARTICLE IV
                         UNDERWRITING REQUIREMENTS

     4.1 UNDERWRITING. If any registration hereunder shall involve an underwriting, then the Company shall so advise Holder in writing, and the right of Holder to participate in any registration hereunder shall be conditioned upon Holder's participation in such underwriting and the inclusion of Holder's Registrable Securities in the underwriting to the extent provided herein. The Company, together with Holder (if Holder intends to distribute their Registrable Securities through such underwriting), shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. If the underwriter or underwriters determine that marketing factors require a limitation on the number of shares of Common Stock to be underwritten, then the Company shall so advise Holder. The Company shall be entitled to include all securities it proposed to register for its own account in its notice to Holder, and the number of shares of Registrable Securities which may thereafter be included in the registration and underwriting shall be allocated first to Holder and other selling stockholders whose shares are included as a result of registration rights granted by the Company, in proportion to the number of securities held by each such person at the time of the initial filing of the Registration Statement, and then to other participants, as may be agreed by such other participants.

     4.2 WITHDRAWAL. No Registrable Securities excluded from the underwriting by reason of this Article IV shall be included in such registration. If any person disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company and the underwriter or underwriters. All Registrable Securities so withdrawn shall also be withdrawn from the registration and shall not be transferred in a public distribution prior to one hundred and eighty (180) days after the effective date of the Registration Statement relating thereto or such other shorter period of time as the underwriter or underwriters may require.

                                ARTICLE  V
                              INDEMNIFICATION

     5.1 INDEMNIFICATION BY COMPANY. To the extent permitted by law, the Company will indemnify and hold harmless Holder, each of the Holder's respective partners, officers, directors, employees, heirs, successors, assigns and agents, and each Person, if any, who controls Holder within the meaning of either
Section 15 of the Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (each such person being sometimes hereinafter referred to as an "Indemnified Holder"), from and against any and all losses, claims, damages, liabilities and expenses (or actions, proceedings or settlements with respect thereto) including reasonable costs of investigation and legal fees and expenses, (i) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus (or in any amendment or supplement thereto or in any preliminary prospectus) or any document relating thereto, or (ii) arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) arising out of or based upon any violation by the Company of the Act or any rule or regulation thereunder applicable to the Company and the relating action or inaction required of the Company in connection therewith, and the Company will reimburse each Holder, each of its partners, officers, directors, employees, heirs, successors, assigns and agents, and each person controlling Holder, for any and all legal and other expenses reasonably incurred in connection with investigating, defending or settling such loss, claim, damage or liability. Notwithstanding the above, this indemnity and duty to defend shall not apply to Holder to the extent that such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or allegation thereof based upon information furnished in writing to the Company by Holder expressly for use in any Registration Statement or Prospectus, or any amendment or supplement thereto, or any preliminary prospectus, or given supplementally to the SEC, the National Association of Securities Dealers, any exchange or state securities regulators. Further, the Company shall not be liable nor have any duty to defend in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus if (i) such Indemnified Holder failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale of Registrable Securities, and
(ii) the Prospectus would have completely corrected such untrue statement or omission. Further, the Company shall not be liable nor have any duty to defend in any case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in the Prospectus if such untrue statement or alleged untrue statement, omission or alleged omission is completely corrected in an amendment or supplement to the Prospectus and if, having previously been furnished by or on behalf of the Company with copies of the Prospectus as so amended or supplemented, such Indemnified Holder thereafter fails to deliver such Prospectus as so amended or supplemented, prior to or concurrently with the sale of a Registrable Security to the person asserting such loss, claim, damage, liability or expense who purchased such Registrable Security which is the subject thereof from such Indemnified Holder. This indemnity will be in addition to any liability which the Company may otherwise have. This indemnity shall not apply to any amount paid or incurred in settlement without the express written consent of the Company, which consent shall not be unreasonably withheld.

     Each Indemnified Holder shall give prompt notice to the Company after it has actual knowledge of any claim in respect of which indemnity may be sought from the Company hereunder. After receipt of such notice, the Company may assume the defense thereof at the Company's expense, provided that counsel for the Company shall be satisfactory to such Indemnified Holder (whose approval shall not be unreasonably withheld). The failure of any Indemnified Holder to give notice as provided herein shall not relieve the Company of any of its obligations hereunder to the extent such failure is not prejudicial. If the Company assumes the defense in such action, such Indemnified Holder shall retain the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expense of such Indemnified Holder unless (i) the Company has expressly agreed in writing to pay such fees and expenses, or (ii) the Company shall have a duty to assume the defense of such action or proceeding and has failed to do so and failed to employ counsel satisfactory to such Indemnified Holder in any such action or proceeding as required hereunder, or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both the Indemnified Holder and the Company, and such Indemnified Holder shall have been advised by counsel that there is a conflict of interest between the Company and the Indemnified Holder making representation by the same counsel inappropriate. In all circumstances, if the Indemnified Holder notifies the Company in writing that it elects to employ separate counsel at the expense of the Company, the Company shall not have the obligation to assume the defense of such action or proceeding on behalf of such Indemnified Holder; it being understood, however, that the Company shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for such Indemnified Holder, which firm shall be designated in writing by such Indemnified Holder and shall be subject to the approval of the Company, which approval shall not be unreasonably withheld. The Company shall not be liable for any settlement of any such action or proceeding effected without its written consent, but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Company agrees to indemnify and hold harmless such Indemnified Holder from and against any loss or liability by reason of such settlement or judgment.

     5.2 INDEMNIFICATION BY HOLDER. To the extent permitted by law, Holder agrees to indemnify and hold harmless the Company, its directors, employees, officers and agents, and each person, if any, who controls the Company within the meaning of either
Section 15 of the Act or Section 20 of the Exchange Act, and Holder, and each of Holder's partners, officers, directors, employees, heirs, successors, assigns and agents and each person controlling Holder, to the same extent as the foregoing indemnity from the Company to the Indemnified Holder, but only with respect to information relating to Holder furnished in writing by Holder expressly for use in any Registration Statement or Prospectus, or any amendment or supplement thereto, or any preliminary prospectus, or given supplementally to the SEC, the National Association of Securities Dealers, any exchange or state securities regulators. In case any action or proceeding shall be brought in respect of which indemnity may be sought against Holder hereunder, (a) Holder shall have the rights and duties given the Company, and (b) the Company and its directors, officers, employees or agents and controlling persons shall have the rights and duties given to each Indemnified Holder by paragraph 5.1. In no event shall the liability of Holder hereunder be greater in amount than the dollar amount of the proceeds received by Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

     5.3 CONTRIBUTION. If the indemnification provided for in this Article V is unavailable to an indemnified party under paragraphs 5.1 or 5.2 hereof (other than by reason of exceptions provided in those paragraphs) in respect of any losses, claims, damages or liabilities referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and of the Indemnified Holder or Holders, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the Indemnified Holder or Holders on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Indemnified Holder or Holders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in paragraph 5.1, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The Company and the Holder agrees that it would not be just and equitable if contribution pursuant to this paragraph 5.3 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to herein. Notwithstanding the provisions of this paragraph 5.3, Holder shall not be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities sold by Holder and distributed to the public were offered to the public exceeds the amount of any damages which Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     5.4 SURVIVAL. All provisions of this Article V shall survive the expiration or termination of this Agreement for any reason.

                                ARTICLE VI
                           TERM AND TERMINATION

     6.1  Termination of the Company's Obligations.  The
Company's obligations pursuant to Articles II and III shall expire at the earlier of December 31, 1999 or when there are no longer any Registrable Securities outstanding.

                                ARTICLE VII
                            RULE 144 REPORTING

     7.1 REPORTS UNDER EXCHANGE ACT. With a view to making available to Holder the benefits of Rule 144 promulgated under the Act ("Rule 144") and any other rule or regulation of the SEC that may at any time permit Holder to sell securities of the Company to the public without registration, the Company agrees to use its best efforts to:

          7.1.1 make and keep public information available, as those terms are understood and defined in Rule 144, at all times subsequent to ninety (90) days after the effective date of the first registration statement covering a public offering of the Company's securities filed with the SEC by the Company;

          7.1.2 file with the SEC, in a timely manner, all reports and other documents required of the Company under the Act and the Exchange Act; and 7.1.3 so long as such person owns any Registrable Securities, furnish to Holder forthwith upon request, a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after ninety (90) days after the effective date of said first registration statement filed by the Company), and of the Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents so filed by the Company as may be reasonably requested in availing the Holder of any rule or regulation of the SEC permitting the selling of any such securities without registration.

                               ARTICLE VIII
                         OBLIGATIONS OF THE HOLDER

     8.1 LOCKUP AGREEMENT. In consideration for the Company agreeing to its obligations hereunder, Holder agrees in connection with any registration of the Company's Common Stock for sale to the general public and, upon the request of the Company or the Company's underwriters managing any underwritten offering of the Company's securities, not to sell, make short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as the Company or the Company's underwriters may specify. If the Holder is to be so obligated, Holder agrees to execute and deliver such documentation as may be reasonably required by the underwriters in connection with this Article
VIII. This restriction shall not apply to a registration relating solely to employee benefit plans on Form S-8 or similar successor forms, or a registration relating solely to a Rule 145 transaction on Form S-4 or similar successor forms. In any registered offering after the initial offering, Holder shall agree to a similar "lockup" of their shares (other than those included in the registration) provided the lockup period does not exceed 90 days.

     8.2 NOTICE OF PROPOSED TRANSFERS. The rights to cause the Company to register securities under Article II hereunder shall be transferable or assignable only to a transferee or assignee of Registrable Securities (as presently constituted and subject to adjustments for stock splits, stock dividends, and the like) equal to not less than 1% of the Company's outstanding common stock or all of the Registrable Securities held by the Purchasers, subject to the following:

          8.2.1 Prior to any proposed sale, assignment, transfer or pledge of any Registrable Securities (other than a transfer not involving a change in beneficial ownership) unless there is in effect a registration statement under the Act covering the proposed transfer, Holder thereof shall give 10 calendar days' prior written notice to the Company of Holder's intention to effect such transfer, sale, assignment or pledge in sufficient detail, and, if requested by the Company, such notice shall be accompanied, at Holder's expense, by either (i) an unqualified written opinion of legal counsel who shall be, and whose legal opinion shall be, reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transfer of the Registrable Securities may be effected without registration under the Act, or (ii) a "no action" letter from the SEC to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the SEC that action be taken with respect thereto.

          8.2.2 If Holder proposes to sell any Registrable Securities pursuant to an effective Registration
     Statement, Holder shall give 10 calendar days' prior written notice to the Company of Holder's intention to effect such sale, and if within 2 business days after the Company's receipt of any such notice pursuant to
     Section 8.2.1 or this Section 8.2.2, the Company provides written notice to Holder that the Company possesses material undisclosed information relating to its business operations and instructs Holder not to sell such Registrable Securities for a specified time not to exceed 30 calendar days (the "Waiting Period"), Holder shall not sell such Registrable Securities until the earlier of (i) Holder's receipt of written notice from the Company that Holder may sell such Registrable Securities, or (ii) the expiration of the Waiting Period. The Company may impose the Waiting Period for only one proposed sale per quarter by Holder.

          8.2.3 After Holder complies with the requirements of this Section 8, Holder shall be entitled to transfer such Registrable Securities in accordance with the terms of the notice delivered by Holder to the Company. It is agreed that the Company will not request an opinion of counsel for Holder for transactions made in reliance on Rule 144 under the Act as to which no notice shall be necessary, so long as appropriate Rule 144 representations by Holder and his or its broker are provided to the Company. Each certificate evidencing the Registrable Securities transferred as above provided shall bear the appropriate restrictive legend except that such certificate shall not bear any restrictive legend if, in the opinion of counsel for Holder and the Company, such legend is not required in order to establish compliance with any provision of the Act. Notwithstanding the foregoing, each Holder agrees that it will not request that a transfer of the Registrable Securities be made (or that any legend be removed from the certificate evidencing the Registrable Securities) solely in reliance on Rule 144(k) under the Act if as a result of such proposed transfer, the Company would be rendered subject to the reporting requirements of the Exchange Act.

     8.3 NO RIGHT TO DELAY. Holder shall not have any right to take any action to restrain, enjoin, or otherwise delay any registration as a result of any controversy under this Agreement.

                                ARTICLE IX
                               MISCELLANEOUS

     9.1 ASSIGNMENT. The terms and conditions of this Agreement shall be binding upon and inure to the benefit of all of the respective successors, transferees and assigns of the parties hereto who agree to be bound by all of the terms of this Agreement. This Agreement shall be binding upon the parties with respect to shares of capital stock subsequently acquired by Holder.

     9.2 ENTIRE AGREEMENT; AMENDMENT; WAIVER. This Agreement (including the Exhibits hereto, if any) constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated, except by a written instrument signed by the Company and the Holder.

     9.3 INFORMATION CONFIDENTIAL. Holder acknowledges that the information received by it pursuant hereto may be confidential and for its use only, and it will not use such confidential information in violation of the Exchange Act or reproduce, disclose or disseminate such information to any other person (other than its employees or agents having a need to know the contents of such information, and its attorneys) or use such information to the detriment of the Company, except in connection with the exercise of rights under this Agreement, unless the Company has made such information available to the public generally or Holder is required to disclose such information by a governmental body.

     9.4 FURTHER ASSURANCES. The parties hereto shall use their best efforts to do and perform or cause to be done and performed all such further acts and shall execute and deliver all such other agreements, certificates, instruments or documents as any other party may reasonably request in order to carry out the intent and purpose of this Agreement and the consummation of the transactions contemplated hereby and thereby. Neither the Company nor Holder shall voluntarily undertake any course of action inconsistent with the satisfaction of the requirements applicable to them set forth in this Agreement and each shall promptly do all such acts and take all such measures as may be appropriate to enable them to perform as early as practicable the obligations herein and therein required to be performed by them.

     9.5 THIRD PARTIES. Nothing in this Agreement, express or implied, is intended to confer upon any Person, other than the parties hereto, the Indemnified Holder, the Company's directors, controlling persons, employees, officers, agents and their respective heirs, successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

     9.6 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts executed by residents of California and wholly to be performed in California. Each party hereby submits to the exclusive jurisdiction and venue of the Superior Court of the State of California for the City and County of San Francisco or the Federal District Court for the Northern District of California for purposes of any legal or equitable action or proceeding arising out of this Agreement. Each party agrees that service upon such party in any such action or proceeding may be made by first class mail, certified or registered, return receipt requested as provided by the giving of notices in Section 9.8.

     9.7 TITLES AND SUBTITLES; FORM OF PRONOUNS. The titles of the articles and sections of this Agreement are for convenience only and are not to be considered in construing this Agreement. All pronouns used in this Agreement shall be deemed to include masculine, feminine and neuter forms.

     9.8 NOTICES. Except as otherwise expressly provided herein, all notices and other communications required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery (professional courier permissible), United States certified mail delivery or confirmed facsimile transmission to the address set forth with respect to such party on the signature pages of this Agreement (and with copies as indicated thereon), or to such other address as such party shall have given notice of pursuant hereto to the other party or parties.

     9.9 SEVERABILITY. If one or more provisions of this Agreement are held to be invalid, illegal or unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary, shall be severed from this Agreement, and the balance of this Agreement shall be enforceable in accordance with its terms.

     9.10 DELAYS OR OMISSIONS. No delays or omissions to exercise any right, power or remedy accruing to any party to this Agreement, upon any breach or default of the other party, shall impair any such right, power or remedy of such nonbreaching party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, must be made in writing and shall be effective only to the extent specifically set forthin such writing. All remedies, either under this Agreement, or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

     9.11 ATTORNEYS' FEES. In the event of litigation hereunder, the prevailing party or parties shall be entitled to recover its or their costs of litigation, including reasonable attorneys' fees, in addition to all other relief as may be granted.

     9.12 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.
    IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

                            COMPANY:
                            REAL GOODS TRADING CORPORATION,
                             a California corporation

                            BY:[S]JOHN SCHAEFFER
                                  John Schaeffer

                            Title:[S]PRESIDENT
                                     President
                            Address for Notice:
                            555 Leslie Street
                            Ukiah, California  95482
                            Attn: President

                            With a copy to:

                            Barry Reder, Esq.
                            Coblentz, Cahen, McCabe & Breyer, LLP
                            222 Kearny Street, 7th Floor
                            San Francisco, California  94108


                            HOLDER:[S]JOHN SCHAEFFER
                                      JOHN SCHAEFFER

                            Address for Notice:
                            555 Leslie Street
                            Ukiah, California  95482